Item 3 Exhibits.

                             Certifications

I, DANIEL S. MCNAMARA, certify that:
   ------------------

1. I have reviewed these reports on Form N-Q for the period ending February 29, 2012 for the following funds of USAA MUTUAL FUNDS TRUST:

    Balanced Strategy Fund
    Cornerstone Strategy Fund
    Growth & Tax Strategy Fund
    Emerging Markets Fund
    Emerging Markets Fund - Adviser Shares
    Emerging Markets Institutional Shares
    Government Securities Fund
    Government Securities Fund - Adviser Shares
    Treasury Money Market Trust
    International Fund
    International Fund - Adviser Shares
    International Fund Institutional Shares
    Managed Allocation Fund
    Precious Metals and Minerals Fund
    Precious Metals and Minerals Fund Institutional Shares
    Precious Metals and Minerals Fund - Adviser Shares
    World Growth Fund
    World Growth Fund - Adviser Shares


2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
(d) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions)

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and
(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date:    04/25/2012                          /S/ DANIEL S. MCNAMARA
     ------------------                     -------------------------
                                            Daniel S. McNamara
                                            President

Certifications

I, ROBERTO GALINDO, JR., certify that:
   --------------------

1. I have reviewed these reports on Form N-Q for the period ending February 29, 2012 for the following funds of USAA MUTUAL FUNDS TRUST:

   Balanced Strategy Fund
   Cornerstone Strategy Fund
   Growth & Tax Strategy Fund
   Emerging Markets Fund
   Emerging Markets Fund - Adviser Shares
   Emerging Markets Institutional Shares
   Government Securities Fund
   Government Securities Fund - Adviser Shares
   International Fund - Adviser Shares
   International Fund Institutional Shares
   Treasury Money Market Trust
   International Fund
   Managed Allocation Fund
   Precious Metals and Minerals Fund
   Precious Metals and Minerals Fund Institutional Shares
   Precious Metals and Minerals Fund - Adviser Shares
   World Growth Fund
   World Growth Fund - Adviser Shares

2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based such evaluation; and
(d) disclosed in the report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and
(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date:      04/25/2012               /S/ ROBERTO GALINDO, JR.
      -------------------            ----------------------------
                                    Roberto Galindo, Jr.
                                    Treasurer